UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

Ollie's Bargain Outlet Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37501	80-0848819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

6295 Allentown Boulevard Suite 1 Harrisburg, Pennsylvania	17112
(Address of Principal Executive Offices)	(Zip Code)

(717) 657-2300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OLLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 16, 2022, Ollie’s Bargain Outlet Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the final voting results were as follows:

1. To elect seven (7) directors to the Board of Directors of the Company to hold office until the 2023 annual meeting of stockholders or until their respective successors are elected and qualified.

The stockholders of the Company approved the election of each of the seven (7) director nominees proposed by the Company. The voting results are set forth below:

Name of Director	Votes For	Votes Against	Abstain	Broker Non-Votes
Alissa Ahlman	53,381,940	3,219,201	88,589	1,663,986
Robert Fisch	53,231,890	3,356,527	101,313	1,663,986
Stanley Fleishman	48,845,832	7,299,997	543,901	1,663,986
Thomas Hendrickson	54,443,040	2,147,280	99,410	1,663,986
John Swygert	56,328,829	283,214	77,687	1,663,986
Stephen White	54,593,729	2,003,810	92,191	1,663,986
Richard Zannino	51,583,502	5,013,866	92,362	1,663,986

2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

The stockholders of the Company approved an advisory resolution regarding the compensation of the Company's named executive officers by a non-binding vote. The voting results are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
52,988,189	3,662,975	38,566	1,663,986

3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2023.

The stockholders of the Company ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending January 28, 2023. The voting results are set forth below:

Votes For	Votes Against	Abstain
57,947,264	380,232	26,220

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

Date: June 21, 2022	By:	/s/ James Comitale
		Name:	James Comitale
		Title:	SVP, General Counsel